UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 14, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-51290               52-1841431
    ------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporatio               File Number)        Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


      (914) 606-3500 (Registrant's telephone number, including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On August 14, 2007, EpiCept Corporation (the "Registrant")
            issued a press release announcing its operating and financial results for the second quarter ended June 30, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.


ITEM 7.01   REGULATION FD DISCLOSURE

                  On August 14, 2007, the Registrant held a conference call with investors, analysts and others discussing its second fiscal quarter financial results, including a question and answer period. A transcript of that conference call is being furnished with this Current Report on Form 8-K and is attached to this report as Exhibit
            99.2. A copy of the call will also be archived for 90 days on www.epicept.com.

                  This information furnished hereunder, including the related
            Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated August 14, 2007, announcing the operating and financial results for the second quarter ended June 30, 2007.

            99.2 Transcript of EpiCept Corporation conference call held on August 14, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EPICEPT CORPORATION


                                /s/ ROBERT W. COOK
                              ------------------------------------
                              Name:  Robert W. Cook
                              Title: Chief Financial Officer

Date:  August 14, 2007

                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1
           Press release of EpiCept Corporation, dated August 14, 2007, announcing the operating and financial results for the second quarter ended June 30, 2007.

  99.2     Transcript of EpiCept Corporation conference call held on August 14,
           2007.